Exhibit 99.2

The Mosaic Company

Selected Calendar Quarter Financial Information

(Unaudited)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Consolidated data (in millions, except per share)
Diluted net earnings per share	$1.26	$0.98	$1.44	$0.89	$1.01	$0.29	$0.30	$0.54
Diluted weighted average # of shares outstanding (a)	426.6	426.8	427.0	427.2	427.2	427.1	415.5	379.6
Total Net Sales	$2,750	$2,646	$2,368	$2,312	$2,619	$1,909	$2,182	$1,986
Gross Margin	$854	$775	$578	$642	$665	$387	$322	$412
As % of Sales	31%	29%	24%	28%	25%	20%	15%	21%
SG&A	$113	$115	$101	$92	$116	$94	$91	$120
Foreign Currency (Loss)/Gain	$8	$(27)	$10	$17	$22	$(30)	$25	$43
Effective Tax Rate(b)	27%	30%	(26%)	26%	23%	(6%)	11%	(1%)
Net Income	$535	$417	$616	$380	$430	$124	$129	$218
As % of Sales	20%	16%	26%	16%	16%	7%	6%	11%
Total Debt	$1,031	$1,036	$1,061	$1,081	$1,033	$1,027	$3,032	$3,051
Cash & cash equivalents	3,656	3,549	3,405	3,511	3,916	3,339	5,293	2,491

Net debt	$(2,625)	$(2,513)	$(2,344)	$(2,430)	$(2,883)	$(2,312)	$(2,261)	$560
Cash flow from operations	$1,085	$344	$377	$579	$982	$(45)	$503	$627
Cash flow from investments	(460)	(376)	(435)	(378)	(381)	(466)	(370)	(1,634)
Cash flow from financing	(100)	(103)	(82)	(85)	(152)	(89)	1,842	(1,770)
Effect of exchange rate changes on cash	(52)	27	(3)	(10)	(45)	23	(20)	(25)

Net cash flow	$473	$(108)	$(143)	$106	$404	$(577)	$1,955	$(2,802)
Cash dividends paid	$(53)	$(107)	$(107)	$(106)	$(107)	$(107)	$(107)	$(100)
Operating Earnings
Potash	$494	$398	$260	$306	$346	$92	$88	$166
Phosphates	$231	$246	$208	$185	$191	$58	$96	$138
Corporate (c)	$(33)	$—	$(5)	$—	$(11)	$(6)	$(5)	$(37)

Consolidated Operating Earnings	$692	$644	$463	$491	$526	$144	$179	$267
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,814	2,931	2,794	2,672	2,921	2,739	3,381	2,693
Realized average DAP price/tonne(e)	$500	$533	$532	$491	$477	$436	$381	$414
Revenue	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254
Segment Gross Margin	$323	$329	$280	$253	$279	$193	$188	$207
As % of Sales	19%	19%	17%	17%	17%	14%	12%	17%
Potash
Sales volumes (‘000 tonnes)(f)	2,193	1,791	1,421	2,007	2,448	1,380	1,862	2,355
Realized average MOP price/tonne(e)	$446	$453	$435	$376	$366	$342	$303	$267
Revenue	$1,080	$927	$726	$825	$974	$523	$652	$733
Segment Gross Margin	$545	$441	$300	$397	$389	$184	$134	$212
As % of Sales	51%	48%	41%	48%	40%	35%	21%	29%

The Mosaic Company—Potash Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$603	$614	$542	$440	$480	$279	$470	$515
International	477	313	184	385	494	244	182	218

Net Sales	$1,080	$927	$726	$825	$974	$523	$652	$733
Cost of Goods Sold	535	486	426	428	585	339	518	521

Gross Margin	$545	$441	$300	$397	$389	$184	$134	$212
As % of Sales	51%	48%	41%	48%	40%	35%	21%	29%
Resources Taxes	$76	$66	$70	$32	$67	$31	$57	$30
Royalties	19	12	16	15	14	11	9	6

Total Resources Taxes & Royalties	$95	$78	$86	$47	$81	$42	$66	$36

Gross Margin (excluding Resources Taxes & Royalties) (g)	$640	$519	$386	$444	$470	$226	$200	$248
As % of Sales	59%	56%	53%	54%	48%	43%	31%	34%

Segment Operating Earnings	$494	$398	$260	$306	$346	$92	$88	$166

As % of Sales	46%	43%	36%	37%	36%	18%	14%	23%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$76	$66	$70	$32	$67	$31	$57	$30
Royalties	19	12	16	15	14	11	9	6
Brine Inflow Expenses	64	68	59	53	51	48	50	44
Mark to Market (Gain)/Loss	—	(25)	13	7	16	(23)	1	4
Depreciation, Depletion and Amortization	67	67	74	79	89	86	84	87

Total costs	$226	$188	$232	$186	$237	$153	$201	$171

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	835	862	734	705	804	417	933	1,111
Crop Nutrients International(f)	1,185	767	522	1,134	1,468	781	744	1,065
Non-Agricultural	173	162	165	168	176	182	185	179

Total(f)	2,193	1,791	1,421	2,007	2,448	1,380	1,862	2,355

Production Volumes (‘000 tonnes)
Production Volume	1,864	1,547	1,754	2,197	2,161	1,957	1,741	1,871
Operating rate	81%	67%	75%	83%	81%	73%	65%	70%
Realized prices (FOB plant, $/tonne)
MOP—North America crop nutrients(e)(h)	$492	$480	$467	$426	$415	$364	$332	$300
MOP—International(e)	$405	$402	$353	$327	$326	$294	$225	$209
MOP—Average(e)	$446	$453	$435	$376	$366	$342	$303	$267
Potash CAPEX ($ in millions)	$299	$264	$282	$235	$216	$199	$197	$144

The Mosaic Company—Phosphates Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$653	$602	$683	$549	$589	$417	$721	$559
International	1,023	1,139	973	952	1,057	1,002	835	695

Net Sales	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556	$1,254
Cost of Goods Sold	1,353	1,412	1,376	1,248	1,367	1,226	1,368	1,047

Gross Margin	$323	$329	$280	$253	$279	$193	$188	$207
As % of Sales	19%	19%	17%	17%	17%	14%	12%	17%
PhosChem sales of other member	$125	$38	$8	$14	$46	$15	$23	$—
Mosaic Sales (excluding PhosChem)(i)	$1,551	$1,703	$1,648	$1,487	$1,600	$1,404	$1,533	$—
Mosaic COGS (excluding PhosChem)(i)	1,228	1,374	1,368	1,234	1,321	1,211	1,345	—

Gross Margin (excluding PhosChem)(i)	$323	$329	$280	$253	$279	$193	$188	$—
As % of Sales (excluding PhosChem)(i)	21%	19%	17%	17%	17%	14%	12%	0%

Segment Operating Earnings	$231	$246	$208	$185	$191	$58	$96	$138

As % of Sales	14%	14%	13%	12%	12%	4%	6%	11%
Depreciation, Depletion and Amortization	$69	$70	$73	$72	$74	$76	$76	$81
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients(d)
North America(j)	799	734	777	638	683	515	1,116	747
International(j)	758	657	586	872	795	677	590	667
MicroEssentials®	271	269	345	350	320	233	456	394
Crop Nutrient Blends(k)	592	809	690	493	652	837	707	556
Feed Phosphates	145	128	134	134	131	152	156	147
Other(l)	249	334	262	185	340	325	356	182

Total(d)	2,814	2,931	2,794	2,672	2,921	2,739	3,381	2,693

Production Volumes (‘000 tonnes)
Total tonnes produced(m)	1,960	2,069	2,152	2,038	2,049	2,123	1,960	1,971
Operating rate	81%	85%	89%	84%	84%	88%	81%	79%
Realized prices ( $/tonne)
DAP (FOB plant)(e)	$500	$533	$532	$491	$477	$436	$381	$414
Blends (FOB destination)(k)	$546	$544	$557	$559	$560	$508	$460	$451
Realized costs ($/tonne)
Ammonia (tonne)(n)	$373	$499	$569	$550	$517	$486	$422	$374
Sulfur (long ton)(o)	$193	$196	$186	$178	$169	$167	$123	$96
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$570	$697	$701	$644	$578	$489	$467	$455
Sulfur (long ton)(q)	$178	$173	$162	$153	$153	$111	$77	$104
Natural Gas(r)	$2.3	$2.9	$3.5	$3.5	$4.0	$3.6	$3.9	$4.7
Phosphates CAPEX ($ in millions)	$140	$100	$85	$100	$140	$120	$129	$124

Footnotes

(a)	The Q4 2013 and Q1 2014 diluted weighted average number of shares reflect the impact of shares subject to the forward contract for our contractual share repurchase obligation.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q4 2012, $45 million in Q3 2013, $63 million in Q1 2014, and a discrete income tax expense of approximately $104 million in Q4 2013.
(c)	Includes elimination of intersegment sales.
(d)	Excludes tonnes sold by PhosChem for its other member through December 31, 2013.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)	Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.
(h)	This price excludes industrial and feed sales.
(i)	Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem. Effective December 31, 2013, PhosChem was dissolved.
(j)	Excludes Crop Nutrient Blends and MicroEssentials®.
(k)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors. In Q4 2013, the average product mix in our Blends contained approximately 55% phosphate, 25% potash and 20% nitrogen.
(l)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(m)	Includes crop nutrient dry concentrates and animal feed ingredients.
(n)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(o)	Amounts are representative of our average sulfur cost in cost of goods sold.
(p)	Three point quarterly average (Fertecon).
(q)	Three point quarterly average (Green Markets).
(r)	Three point quarterly average (NYMEX).